SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported) :            November 20, 2000


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


        1-14161                                             11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                    11801
     One MetroTech Center, Brooklyn, New York                        11201
        (Address of Principal Executive Offices)                   (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.              Other Events.
                     ------------

     On November 20, 2000,  KeySpan  Corporation  (the  "Company")  issued $1.65 billion aggregate principal amount of notes (the "Notes") consisting of $700,000,000 aggregate principal amount of 7.25% Notes due 2005 (the "7.25% Notes"), $700,000,000 aggregate principal amount of 7.625% Notes due 2010 (the "7.625% Notes") and $250,000,000 aggregate principal amount of 8.00% Notes due 2030 (the "8.00% Notes"). The Notes were issued under the Company's previously filed Registration Statement on Form S-3, as amended (Reg. No. 333- 43768), dated October 26, 2000 (the "Registration Statement"), and the related prospectus supplement, dated November 15, 2000.

Item 7.              Other Events.
                     ------------

     Financial  Statement,   Pro  Forma  Financial   Information  and  Exhibits.
     ---------------------------------------------------------------------------

(c) Exhibits. The following Exhibits are filed as part of this Report and as an Exhibit to the Registration Statement.

     (1) Indenture, dated as of November 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee

     (2)  Form of 7.25% Note

     (3)  Form of 7.625% Note

     (4)  Form of 8.00% Note


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               KEYSPAN CORPORATION

Dated: November 20, 2000                       By:    /s/ Gerald Luterman
                                                   ----------------------
                                               Name:  Gerald Luterman
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.       Exhibit                                                  Page
----------        -------                                                  ----

       4-a Indenture, dated as of November 1, 2000 between the Company and The Chase Manhattan Bank, as Trustee

       4-b        Form of 7.25% Note

       4-c        Form of 7.625% Note

       4-d        Form of 8.00% Note



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